
                                                  OFFICERS AND DIRECTORS
DIRECTORS                                                            DISTRIBUTOR

George H. Michaelis, Chairman of the Board                           FPA Fund Distributors, Inc.
Donald E. Cantlay                                                    11400 West Olympic Boulevard, Suite 1200
DeWayne W. Moore                                                     Los Angeles, California 90064
Lawrence J. Sheehan
Kenneth L. Trefftzs
                                                                     COUNSEL

OFFICERS                                                             O'Melveny & Myers
                                                                     Los Angeles, California
Robert L. Rodriguez, President and Chief Investment Officer
George H. Michaelis, Executive Vice President
Christopher Linden, Senior Vice President                            CUSTODIAN & TRANSFER AGENT
Eric S. Ende, Vice President
Julio J. de Puzo, Jr., Treasurer                                     State Street Bank and Trust Company
Sherry Sasaki, Secretary                                             Boston, Massachusetts
Christopher H. Thomas, Assistant Treasurer

                                                                     SHAREHOLDER SERVICE AGENT
INVESTMENT ADVISER
                                                                     Boston Financial Data Services, Inc.
First Pacific Advisors, Inc.                                         P.O. Box 8500
11400 West Olympic Boulevard, Suite 1200                             Boston, Massachusetts 02266-8500
Los Angeles, California  90064                                       (800) 638-3060
                                                                     (617) 328-5000


This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six months ended September 30, 1995. Your Fund's net asset value (NAV) per share closed at $28.52. The NAV reflects the dividend distribution of $0.61 on July 15, 1995 to shareholders of record on June 30, 1995. This distribution was composed of a $0.09 income dividend and a $0.52 capital gains distribution, all of which was long-term.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                                AVERAGE ANNUAL TOTAL RETURN
                                              PERIODS ENDED SEPTEMBER 30, 1995
                                           ---------------------------------------
                                           1 YEAR         5 YEARS         10 YEARS
                                           ------         -------         --------
FPA Capital Fund,
  Inc. (NAV) ...................           50.16%(*)       33.57%(*)       21.06%(*)
FPA Capital Fund, Inc.
  (Net of Sales Charge) ........           40.40%(++)      31.79%(++)      20.25%(++)
Lipper Growth Fund
  Average ......................           25.87%          17.57%          14.59%
Standard & Poor's
  500 Stock Index ..............           29.81%          17.25%          15.95%
Russell 2000 ...................           23.36%          21.66%          12.76%

     The Fund's six-month return, which includes both the change in NAV and the reinvestment of distributions paid, was 30.38%*. This compares with total returns of 18.71% for the Lipper Growth Fund Average, 18.30% for the S&P 500 and 20.18% for the Russell 2000. On a calendar year-to-date basis, these same comparisons are: 43.53%* for FPA Capital Fund; 27.69% for the Lipper Average; 29.79% for the S&P 500; and 25.72% for the Russell 2000.

COMMENTARY

     Wow! Investment returns don't get much better than those we have recently experienced. The 50% return for the year ended September 30, 1995, is among the Fund's best one-year total returns. As a result, your Fund now ranks among the top fifty funds for one-, five- and ten-year periods ended September 30, 1995, as measured by Lipper Analytical Services, Inc. The preceding table displays your Fund's relative performance.

     This extraordinary performance comes as somewhat of a surprise. At this same time last year, investor expectations were quite low and anxiety was high. Interest rates were rising sharply and the bond market was on its way to its worst year in the last seventy. Many investors were beginning to make comparisons to 1987, when interest rates increased similarly and the stock market crashed. In our Shareholder Letter that year, we discussed why the comparison was invalid and that a similar experience was not likely to occur. We believed there were attractive values in the stock market that more than offset these perceived risks. Short-term liquidity and bonds were only 6% of total assets. In the year that followed, long-term Treasury bond yields dropped from over 8% to 6.3%, corporate earnings rapidly increased, and inflation remained subdued. You could not ask for a better combination.

     The result of these trends has been a powerful stock market rally accompanied by record cash inflows into stock mutual funds.


------------
(*) Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

(++) Reflects deduction of the maximum sales charge of 6.5% of the offering price.

The rally has been broad-based but especially strong in the technology and financial service sectors. Your Fund has been a prime beneficiary since almost 55% of its assets were invested in these two sectors at September 30, 1994. At one point during the past year, technology stock investments rose to 32% of total assets, but by September 30, 1995, they were at 19.3% and the combined investment in financial and technology stocks was 41.9%. We have been quite active sellers in both areas. The Fund also benefited from the acquisition of Puritan-Bennett Corporation (PBEN) by Nellcor, Inc. This was a positive conclusion to a very difficult period. Your Fund was one of the only hold-outs against Thermo Electron's hostile takeover bid of PBEN at $24.50 per share. We considered the price highly inadequate and said so in our September 1994 Shareholder Letter. Subsequently, Nellcor became involved and your Fund realized a price of approximately $36 per share. These, as well as other portfolio changes, have increased short-term liquidity and bonds to 28% of total assets--the highest reported level since we became the Fund's investment adviser.

     Why do we have so much of your Fund invested in short-term liquidity and bonds? Currently, we find it extremely difficult to find attractively priced investments. We continue to actively search for new ideas but we cannot forecast when they will turn up. There is very little valuation differentiation between small and large capitalization stocks. Asset sales are taking place at a faster rate than we are finding new ideas. Our problem is that we do not see many undervalued sectors in the market today; other than retail and a small number of special situations, very little stands out as being extremely attractive. Since our March 31, 1995 Shareholder Letter, we added two new companies, MacFrugal's Bargains Close-outs and Recoton Corporation, while eliminating four. MacFrugal's Bargains Close-outs is our latest addition to the portfolio's retail holdings. On the West Coast, this company is known as Pic 'N' Save. It has an identifiable market niche--close-out merchandise retailing. At 10x earnings and close to its low for the last several years, we believe it has some attractive valuation characteristics. Recoton Corporation is a leading manufacturer of accessories for consumer electronics. It is a very profitable company and was purchased at a modest valuation of 12x earnings.

     In response to this challenging investment environment, we decided to close the Fund to new investors on May 23, 1995. We were afraid it was on the verge of growing quite rapidly, due to its recent positive recognition. This potential new growth would only make the task of rationally deploying short-term liquidity more difficult. At this time, we do not know when the Fund will re-open. It will most likely be in an environment that creates a much larger number of investment opportunities.

     Despite the recent changes in the portfolio's composition, the Fund's P/E (Price/Earnings) and P/BV (Price/Book Value) ratios at September 30 have increased to 16.5x and 2.7x, respectively. By comparison, the P/E ratios of the S&P 500 and Russell 2000 were 17x and 22.4x, while the P/BV ratios were 3.5x and 2.3x, respectively. The portfolio's valuation advantage has declined. This may remain the case until new investment ideas enter the portfolio. In this transition period, the older investments tend to do better than the newest, as our basic style is one of selling strength while buying weakness. However, we believe the current portfolio has somewhat better downside protection since we have reduced or sold several stocks with high valuations. Short-term liquidity and bonds are also at a much higher percentage than normal.

     We are concerned about some of the fundamental underpinnings of the stock market. Those who are very "bullish" will refer to the fact that P/E ratios on the S&P 500 are not that far away from the long-term average of 15x, using a forecast of 1996 earnings. They will also point out that, with an aging population, the rising acceptance of 401(k)s and other savings vehicles means a growing demand for stocks and bonds. These facts are basically valid, but one has to look a little deeper. In analyzing the S&P 400 as a proxy for the stock market, we believe current valuations discount a higher level of profitability and growth than is likely to occur over the next several years. During the decade ending in 1994, the S&P 400's sales growth was slightly less than growth in nominal gross domestic product (GDP)--5.6% versus 5.9%--and profits grew only slightly faster at 6.2%. The S&P 500 showed similar results. Many believe that we have entered a lower inflation period that might average 2.5% or less. Real GDP growth is also expected to slow to 2.5% or less. Combining these two produces a 5% nominal GDP growth outlook. The S&P 400's growth in revenue and profitability is likely to approximate this rate. Currently, profit margins are at their highest levels since the late 1970s. With the benefits of massive corporate restructuring and high levels of productivity growth, major increases in profit margins are unlikely to occur from here and, therefore, profitability growth should approximate sales growth. With a current yield of slightly more than 2%, the total expected return (current yield plus its growth) would be between 7% and 8%. This does not seem competitive with long-term bond yields, as the P/E level appears somewhat high relative to this potential total return.

     Analyzing the return on equity (ROE) for both the S&P 400 and 500 also produces questions. Over the last decade they have averaged 18.1% and 16.3%, respectively. With dividend payouts averaging 44.7% and 47.3%, their sustainable growth rates (ROE x 1- dividend payout) are 10% and 8.6%. The problem is that the respective ROEs are at high levels that are non-sustainable due to accounting restructuring charges that have eroded shareholders' equity. Adjusting these to more average levels implies a slower sustainable growth rate. A key question is: How can a faster growth rate occur, if we are in a period of moderate to slower economic growth combined with low inflation? If one argues for a faster rate of economic growth, this would most likely have negative implications for interest rates, inflation and P/E multiples. In any case, with profit margins close to peak levels, we are entering a period of increased earnings' volatility, and most likely, stock market volatility.
Stock market risk is increasing since the market has been growing at a far faster rate than the underlying economy. As a result, a couple of long-term measures of valuation show a diminished margin of safety. The current market value of all stocks relative to nominal GDP is at its highest level since the 1960s. Rarely has this ratio gone much higher. This level can be maintained for a prolonged period of time, but there is less margin for error. The
Bank Credit Analyst estimates that the ratio for the stock market's current to replacement value of total assets is at its highest level since the 1960s. This is a far different picture from that of the early 1980s or mid- 1970s, when it was considerably lower. Again, this implies that there is less of a margin for error.

     We believe these risks could be moderated if long-term interest rates continue to decline. This may occur but we are within half a percentage point of the lows since this bull market began in 1982. Should the stock market trend sideways for a prolonged period of time, this too would work to lessen risk. Our current anxiety reflects our contrarian investment philosophy. When the various stock market indices are setting new highs, we begin thinking about what can go wrong. As always, if we find attractively priced individual securities, we will purchase them irrespective of what the stock market is doing.

     In closing, we thank you for your investment and we look forward to earning your continuing support.

Respectfully submitted,




Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer
October 21, 1995

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 1995


                                                                     Shares or
                                                                     Principal
                                                                       Amount
                                                                   -------------
NET PURCHASES

COMMON STOCKS

Angelica Corporation .......................................        129,900 shs.
Coachmen Industries, Inc. ..................................         69,100 shs.
Comdisco, Inc. .............................................         62,200 shs.
Good Guys, Inc., The .......................................        100,000 shs.
Mac Frugal's Bargains Close-outs Inc. (1) ..................        250,000 shs.
Quick & Reilly Group, Inc., The ............................         74,900 shs.
Recoton Corporation (1) ....................................        440,000 shs.
Reebok International Ltd. ..................................        175,000 shs.
Ross Stores, Inc. ..........................................        235,000 shs.
Rouge Steel Company (Class "A") ............................         15,000 shs.
Storage Technology Corporation .............................         76,700 shs.

NON-CONVERTIBLE BONDS

Federal Home Loan Mortgage Corporation (CMO)
 --7% 2020 (1) .............................................       $5,000,000
Government National Mortgage Association (REMIC)
 --7.99125% 2010 (1) .......................................       $9,228,046
Federal National Mortgage Association (PAC-REMIC)
 --8 1/2% 2025 (1) .........................................       $7,000,000

NET SALES

COMMON STOCKS

Bay View Capital Corporation ...............................         20,000 shs.
Coherent, Inc. (2) .........................................         50,000 shs.
Green Tree Financial Corporation ...........................         50,000 shs.
Komag, Incorporated ........................................        196,100 shs.
PLC Systems Inc. (2) .......................................         25,000 shs.
Photronics, Inc. ...........................................        195,000 shs.
Puritan-Bennett Corporation (2) ............................        438,000 shs.
UnionFed Financial Corporation (2) .........................        731,300 shs.
Westcorp ...................................................         43,472 shs.

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1995

COMMON STOCKS                                                            Shares         Cost             Value
---------------------------------------------------------------------    -------   --------------  ---------------
FINANCIAL -- 22.6%

Bay View Capital Corporation.........................................    140,000   $    2,245,527  $     3,780,000
Comdisco, Inc........................................................    367,700        6,080,473       10,939,075
Countrywide Credit Industries, Inc...................................    360,000        5,585,361        8,460,000
Foremost Corporation of America......................................     50,000        1,672,500        2,212,500
Green Tree Financial Corporation.....................................    550,000          891,133       33,550,000
Quick & Reilly Group, Inc., The......................................    364,900        2,852,826       16,739,788
UnionFed Financial Corporation (Warrants)*...........................    314,286          122,210               --
Westcorp.............................................................    320,601        2,175,992        6,492,166
                                                                                   --------------  ---------------
                                                                                   $   21,626,022  $    82,173,529
                                                                                   --------------  ---------------
TECHNOLOGY -- 19.3%

Arrow Electronics, Inc.*.............................................    227,500   $    4,615,708  $    12,370,312
Keithley Instruments, Inc............................................    100,000        1,227,092        2,987,500
Komag, Incorporated*.................................................    163,900        2,833,000       10,714,963
Marshall Industries*.................................................    290,000        3,022,230       10,947,500
Micropolis Corporation*..............................................    320,000        2,225,812        1,840,000
Photronics, Inc.*....................................................     75,000          441,250        2,512,500
Seagate Technology, Inc.*............................................    400,000        4,266,075       16,850,000
Storage Technology Corporation*......................................    476,700       10,203,829       11,679,150
                                                                                   --------------  ---------------
                                                                                   $   28,834,996  $    69,901,925
                                                                                   --------------  ---------------

CONSUMER DURABLES -- 8.4%

Coachmen Industries, Inc.............................................    358,000   $    3,568,969  $     5,951,750
Fleetwood Enterprises, Inc...........................................    290,000        4,035,995        5,763,750
Flexsteel Industries, Inc............................................    160,000        2,008,125        1,800,000
Recoton Corporation*.................................................    440,000        6,760,769       12,100,000
Thor Industries, Inc.................................................    270,000        3,048,386        4,961,250
                                                                                   --------------  ---------------
                                                                                   $   19,422,244  $    30,576,750
                                                                                   --------------  ---------------
RETAILING -- 7.2%

Claire's Stores, Inc.................................................    250,000   $    2,946,839  $     5,125,000
Good Guys, Inc., The*................................................    350,000        3,438,500        3,981,250
Mac Frugal's Bargains Close-outs Inc.*...............................    250,000        3,882,847        3,937,500
Ross Stores, Inc.....................................................    820,000        9,868,937       12,915,000
                                                                                   --------------  ---------------
                                                                                   $   20,137,123  $    25,958,750
                                                                                   --------------  ---------------
CONSUMER NON-DURABLES -- 7.0%

NIKE, Inc. (Class "B")...............................................    120,000   $    2,545,110  $    13,335,000
Rawlings Sporting Goods Company, Inc.*...............................    222,000        2,549,282        1,859,250
Reebok International Ltd.............................................    300,000        9,912,636       10,312,500
                                                                                   --------------  ---------------
                                                                                   $   15,007,028  $    25,506,750
                                                                                   --------------  ---------------

                            PORTFOLIO OF INVESTMENTS
                                    Continued

COMMON STOCKS--CONTINUED                                                 Shares         Cost             Value
---------------------------------------------------------------------    -------   --------------  ---------------
BASIC MATERIALS -- 3.2%

International Aluminum Corporation...................................    160,000   $    3,105,406  $     5,080,000
Rouge Steel Company (Class "A")......................................    275,000        5,996,275        6,393,750
                                                                                   --------------  ---------------
                                                                                   $    9,101,681  $    11,473,750
                                                                                   --------------  ---------------
INDUSTRIAL SERVICES -- 2.2%

Angelica Corporation.................................................    319,900   $    7,679,346  $     8,037,487
                                                                                   --------------  ---------------

DEFENSE -- 1.4%

Diagnostic/Retrieval Systems, Inc. (Class "A")*+.....................    310,000   $    1,646,478  $     2,421,875
Diagnostic/Retrieval Systems, Inc. (Class "B")*+.....................    200,000          861,240        1,575,000
United Industrial Corporation........................................    207,500        2,853,721        1,167,187
                                                                                   --------------  ---------------
                                                                                   $    5,361,439  $     5,164,062
                                                                                   --------------  ---------------
PRINTING & PUBLISHING -- 0.5%

Devon Group, Inc.*...................................................     40,000   $      557,125  $     1,730,000
                                                                                   --------------  ---------------

TOTAL COMMON STOCKS -- 71.8%.........................................              $  127,727,004  $   260,523,003
                                                                                   --------------  ---------------

PREFERRED STOCK -- 0.4%

Craig Corporation (Class "A")*.......................................    160,000   $    1,906,272  $     1,400,000
                                                                                   --------------  ---------------

NON-CONVERTIBLE BONDS -- 6.3%

Federal Home Loan Mortgage Corporation
 (PAC IO-CMO)--7% 2020...............................................$ 3,755,714   $    1,054,971  $     1,126,714
Federal Home Loan Mortgage Corporation
 (CMO)--7% 2020......................................................  5,000,000        4,981,250        4,982,813
Federal National Mortgage Association
 (PAC IO-REMIC)--6% 2013.............................................  6,871,104          659,522          654,902
Federal National Mortgage Association
 (PAC-REMIC)--8 1/2% 2025............................................  7,000,000        7,021,875        7,039,375
Government National Mortgage Association
 (REMIC)--7.99125% 2010..............................................  9,228,046        9,228,045        9,242,465
                                                                                   --------------  ---------------
                                                                                   $   22,945,663  $    23,046,269
                                                                                   --------------  ---------------

                            PORTFOLIO OF INVESTMENTS
                                    Continued

                                                             Shares or
                                                             Principal
                                                               Amount          Cost           Value
                                                           -------------   -------------  -------------
SHORT-TERM INVESTMENT -- 3.5%

U.S. Treasury Bill-- 6.765% 2/8/96 ......................  $   7,800,000   $   7,619,973  $   7,651,020
U.S. Treasury Notes-- 4 1/4% 5/15/96 ....................      5,000,000       4,901,719      4,956,250
                                                                           -------------  -------------
                                                                           $  12,521,692  $  12,607,270
                                                                           -------------  -------------
TOTAL INVESTMENT SECURITIES -- 82.0% ....................                  $ 165,100,631  $ 297,576,542
                                                                           =============  -------------
OTHER SHORT-TERM INVESTMENTS -- 19.0%

American General Corporation -- 5.68% 10/2/95 ...........  $   1,300,000                  $   1,299,590
Hertz Corporation -- 5.74% 10/3/95 ......................     17,200,000                     17,191,772
Anheuser Busch -- 5.70% 10/4/95 .........................     13,800,000                     13,791,260
Exxon Asset Management Company -- 5 3/4% 10/5/95 ........      5,650,000                      5,645,488
Ford Motor Credit -- 5.76% 10/5/95 ......................     18,000,000                     17,985,599
AT&T Company -- 5.73% 10/6/95 ...........................      1,300,000                      1,298,759
Xerox Corporation -- 5.65% 11/1/95 ......................     10,000,000                      9,949,778
State Street Bank Repurchase Agreement -- 5 1/4% 10/2/95
  (Collateralized by U.S. Treasury Notes -- 10 3/8% 2009,
  market value $1,760,315) ..............................      1,760,000                      1,760,257
                                                                                          -------------
                                                                                          $  68,922,503
                                                                                          -------------
TOTAL INVESTMENTS -- 101.0% .............................                                 $ 366,499,045
Liabilities less other assets -- (1.0)% .................                                    (3,450,084)
                                                                                          -------------
TOTAL NET ASSETS -- 100.0% ..............................                                 $ 363,048,961
                                                                                          =============

(*)  Non-income producing securities

(+) Affiliate for the six months ended September 30, 1995 as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1995

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $165,100,631) .....................    $297,576,542
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) ....................      68,922,503    $366,499,045
                                                              ------------
  Cash ...................................................                             855
  Receivable for:
    Dividends and accrued interest .......................    $    656,442
    Capital Stock sold ...................................         411,685
    Investment securities sold ...........................          51,094       1,119,221
                                                              ------------    ------------
                                                                              $367,619,121

LIABILITIES
  Payable for:
    Investment securities purchased ......................    $  3,544,059
    Capital Stock repurchased ............................         736,496
    Advisory fees and fiancial services ..................         265,808
    Accrued expenses and other liabilities ...............          23,797       4,570,160
                                                              ------------    ------------
NET ASSETS -- equivalent to $28.52 per share on 12,728,951
  shares of Capital Stock outstanding ....................                    $363,048,961
                                                                              ============
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 12,728,951 shares ....                    $    127,290
  Additional Paid-in Capital .............................                     203,492,952
  Undistributed net realized gain on investments .........                      25,643,237
  Undistributed net investment income ....................                       1,309,571
  Unrealized appreciation of investments .................                     132,475,911
                                                                              ------------
  Net assets at September 30, 1995 .......................                    $363,048,961
                                                                              ============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 1995

INVESTMENT INCOME
    Dividends...................................................................                   $     1,093,025
    Interest....................................................................                         2,311,691
                                                                                                   ---------------
                                                                                                   $     3,404,716

EXPENSES
    Advisory fees...............................................................   $    1,029,754
    Financial services..........................................................          154,578
    Transfer agent fees and expenses............................................           86,463
    Registration fees...........................................................           37,161
    Custodian fees and expenses.................................................           19,681
    Audit fees..................................................................           13,925
    Directors' fees and expenses................................................            9,720
    Reports to shareholders.....................................................            9,339
    Insurance...................................................................            9,040
    Postage ....................................................................            8,275
    Legal fees..................................................................            7,226
    Other expenses..............................................................              925        1,386,087
                                                                                   --------------  ---------------
            Net investment income...............................................                   $     2,018,629
                                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)................   $   41,774,227
    Cost of investment securities sold..........................................       16,056,102
                                                                                   --------------
        Net realized gain on investments........................................                   $    25,718,125

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period..............................   $   80,115,701
    Unrealized appreciation at end of period....................................      132,475,911
                                                                                   --------------
        Increase in unrealized appreciation of investments......................                        52,360,210
                                                                                                   ---------------
            Net realized and unrealized gain on investments.....................                   $    78,078,335
                                                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...............................................................                   $    80,096,964
                                                                                                   ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months Ended                      Year Ended
                                                      September 30, 1995                   March 31, 1995
                                               --------------------------------   ---------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income......................  $    2,018,629                     $      897,432
  Net realized gain on investments...........      25,718,125                          8,147,392
  Increase in unrealized appreciation
    of investments...........................      52,360,210                         26,393,925
                                               --------------                     --------------
Increase in net assets resulting
  from operations............................                   $    80,096,964                    $    35,438,749
Distributions to shareholders from:
  Net investment income......................  $   (1,076,484)                    $     (732,029)
  Net realized capital gains.................      (6,219,691)       (7,296,175)      (4,658,052)       (5,390,081)
                                               --------------                     --------------
Capital Stock transactions:

  Proceeds from Capital Stock sold...........  $   73,904,651                     $   55,311,219
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions...........       6,135,555                          4,873,246
  Cost of Capital Stock repurchased..........     (26,448,026)       53,592,180      (19,260,877)       40,923,588
                                               --------------   ---------------   --------------   ---------------
Total increase in net assets.................                   $   126,392,969                    $    70,972,256

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $367,426 and $202,023...................                       236,655,992                        165,683,736
                                                                ---------------                    ---------------
End of period, including
  undistributed net investment income
  of $1,309,571 and $367,426.................                   $   363,048,961                    $   236,655,992
                                                                ===============                    ===============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.................                         2,945,799                          2,690,430
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions..........................                           241,177                            252,685
Shares of Capital Stock repurchased..........                        (1,020,932)                          (963,643)
                                                                ---------------                    ---------------
Increase in Capital Stock outstanding........                         2,166,044                          1,979,472
                                                                ===============                    ===============


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Six
                                                          Months
                                                          Ended
                                                        September                       Year Ended March 31,
                                                           30,         --------------------------------------------------------
                                                          1995           1995        1994        1993        1992        1991
                                                        --------       --------    --------    --------    --------    --------
Per share operating performance:
Net asset value at beginning of period...............   $  22.40       $  19.30    $  19.06    $  18.32    $  14.60    $  13.27
                                                        --------       --------    --------    --------    --------    --------
Net investment income................................   $   0.16       $   0.09    $   0.04    $   0.05    $   0.09    $   0.16
Net realized and unrealized gain on
  investment securities..............................       6.57           3.62        2.30        2.26        4.63        1.64
                                                        --------       --------    --------    --------    --------    --------
Total from investment operations.....................   $   6.73       $   3.71    $   2.34    $   2.31    $   4.72    $   1.80
                                                        --------       --------    --------    --------    --------    --------
Less distributions:
  Dividends from net investment income...............   $  (0.09)      $  (0.08)   $  (0.03)   $  (0.05)   $  (0.10)   $  (0.18)
  Distributions from net realized
    capital gains....................................      (0.52)         (0.53)      (2.07)      (1.52)      (0.90)      (0.29)
                                                        --------       --------    --------    --------    --------    --------
  Total distributions................................   $  (0.61)      $  (0.61)   $  (2.10)   $  (1.57)   $  (1.00)   $  (0.47)
                                                        --------       --------    --------    --------    --------    --------
Net asset value at end of period.....................   $  28.52       $  22.40    $  19.30    $  19.06    $  18.32    $  14.60
                                                        ========       ========    ========    ========    ========    ========
Total investment return*.............................      30.37%         19.77%      13.13%      14.23%      33.82%      14.41%
Ratios/supplemental data:
Net assets at end of period (in $000's)..............    363,049        236,656     165,684      134,169    109,581      88,428
Ratio of expenses to average net assets..............       0.87%(+)       0.95%       1.03%       1.06%       1.08%       1.21%
Ratio of net investment income to
  average net assets.................................       1.27%(+)       0.48%       0.20%       0.29%       0.55%       1.32%
Portfolio turnover rate..............................         33%(+)         11%         16%         19%         13%         12%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 1995 is not annualized.

+  Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1995

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $49,637,280 for the six months ended September 30, 1995. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1995 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued

excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended September 30, 1995, the Fund paid aggregate fees of $9,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm.

NOTE 4 -- DISTRIBUTOR

     For the six months ended September 30, 1995, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $94,323 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.